DELAWARE GROUP® EQUITY FUNDS IV

Delaware Strategic Income II Fund
Delaware Floating Rate II Fund
Delaware Limited Duration Bond Fund

(each a “Fund” and together, the “Funds”)

Supplement to the Funds’ Summary and Statutory Prospectuses and
Statement of Additional Information dated January 28, 2021

On May 26, 2021, the Board of Trustees of Delaware Group Equity Funds IV approved the reorganization (Reorganization) of each Fund into and with a substantially similar fund and class of another Delaware Fund as shown in the table below:

Acquired Funds/Classes	Acquiring Funds/Classes
Delaware Strategic Income II Fund, a series of Delaware Group Equity Funds IV	Delaware Strategic Income Fund, a series of Delaware Group Government Fund
Class A	Class A
Institutional Class	Institutional Class
Delaware Floating Rate II Fund, a series of Delaware Group Equity Funds IV	Delaware Floating Rate Fund, a series of Delaware Group Income Funds
Class A	Class A
Institutional Class	Institutional Class
Class R6	Class R6
Delaware Limited Duration Bond Fund, a series of Delaware Group Equity Funds IV	Delaware Limited-Term Diversified Income Fund, a series of Delaware Group Limited-Term Government Funds
Class A	Class A
Institutional Class	Institutional Class
Class R6	Class R6

Effective as of the close of business on Sept. 10, 2021, the Acquired Funds will close to new investors and existing shareholders.

It is anticipated that the Acquired Funds’ shareholders will receive a prospectus/information statement in August 2021 providing them with information about the Reorganizations and the Acquiring Funds. The reorganizations are expected to take place on or about Sept. 17, 2021.

Effective the date of the supplement, contingent deferred sales charges will be waived on redemptions from the Acquired Funds through the date of the Reorganizations.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. Each Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 25, 2021.